UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2012

WELLS CORE OFFICE INCOME REIT, INC.
(Exact name of registrant specified in its charter)

Maryland	000-54248	26-0500668
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

6200 The Corners Parkway
Norcross, Georgia 30092-3365
(Address of principal executive offices)

Registrant's telephone number, including area code: (770) 449-7800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Core Office Income REIT, Inc. (the “Registrant”) hereby amends its Current Report on Form 8-K dated July 2, 2012 and filed on July 3, 2012 to provide the required financial statements relating to the acquisition by the Registrant of the Four Parkway North Building, as described in such Current Report.
Item 9.01.     Financial Statements and Exhibits.

(a)
Financial Statements. The following financial statements of the Four Parkway North Building and the Registrant are submitted at the end of this Form 8-K/A and are filed herewith and incorporated herein by reference.

(b)    Pro Forma Financial Information. See Paragraph (a) above.

Four Parkway North Building

Independent Auditors' Report	F-1

Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2011 (audited) and for the three months ended March 31, 2012 (unaudited)	F-2

Notes to Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2011 (audited) and for the three months ended March 31, 2012 (unaudited)	F-3

Wells Core Office Income REIT, Inc.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-5

Pro Forma Balance Sheet as of March 31, 2012 (unaudited)	F-6

Pro Forma Statement of Operations for the three months ended March 31, 2012 (unaudited)	F-8

Pro Forma Statement of Operations for the year ended December 31, 2011 (unaudited)	F-9

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS CORE OFFICE INCOME REIT, INC.

Dated: August 9, 2012	By:	/s/ Douglas P. Williams
Douglas P. Williams
Executive Vice President, Secretary and Treasurer

3

INDEPENDENT AUDITORS' REPORT

To the Stockholders and Board of Directors of
Wells Core Office Income REIT, Inc.
Atlanta, Georgia

We have audited the accompanying statement of revenues over certain operating expenses of the Four Parkway North Building (the “Building”) for the year ended December 31, 2011. This statement is the responsibility of the Building's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Building's revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues over certain operating expenses as described in Note 2 of the Building for the year ended December 31, 2011 in conformity with U.S. generally accepted accounting principles.

/s/ Frazier & Deeter, LLC

Atlanta, Georgia
August 9, 2012

Four Parkway North Building
Statements of Revenues Over Certain Operating Expenses
For the year ended December 31, 2011 (audited)
and the three months ended March 31, 2012 (unaudited)

	March 31, 2012	December 31, 2011
	(unaudited)
Revenues:
Base rent	$764,833	$3,049,352
Tenant reimbursements	473,967	1,529,110
Other income	36,464	114,049
Total revenues	1,275,264	4,692,511

Expenses:
Real estate taxes	143,742	580,662
Cleaning	74,038	293,054
Repairs and maintenance	74,815	281,230
Utilities	55,179	192,900
Management fees	39,927	124,947
Security	27,166	102,177
Other	83,587	339,452
Total expenses	498,454	1,914,422
Revenues over certain operating expenses	$776,810	$2,778,089

See accompanying notes.

Four Parkway North Building
Notes to Statements of Revenues Over Certain Operating Expenses
For the year ended December 31, 2011 (audited)
and the three months ended March 31, 2012 (unaudited)

1. Description of Real Estate Property Acquired

On July 2, 2012, Wells Core Office Income REIT, Inc. (the “Registrant”), through a wholly-owned subsidiary, acquired a five-story office building (the "Four Parkway North Building"). The Four Parkway North Building contains approximately 172,300 rentable square feet and is located on approximately 6.7 acres of land in Deerfield, Illinois. The Four Parkway North Building was purchased from JBC Funds Parkway North, LLC. Total consideration for the acquisition was approximately $40.9 million, exclusive of closing costs. The Registrant is a Maryland corporation that engages in the acquisition and ownership of commercial real estate properties throughout the United States. The Registrant was incorporated on July 3, 2007 and has elected to be taxed as a real estate investment trust for federal income tax purposes.

2. Basis of Accounting

The accompanying statements of revenues over certain operating expenses are presented in conformity with accounting principles generally accepted in the United States ("GAAP") and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest, and corporate expenses. Therefore, the statements will not be comparable to the statements of operations of the Four Parkway North Building after its acquisition by the Registrant.

3. Significant Accounting Policies

Revenues

Rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of rental income recognized over the amounts due pursuant to the lease terms is recorded as straight-line rent receivable. The adjustment to straight-line rent receivable increased rental revenue by approximately $481,651 for the year ended December 31, 2011 and decreased rental revenue by approximately $15,313 for the three months ended March 31, 2012.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. Description of Leasing Arrangements

The Four Parkway North Building is currently 100% leased to four tenants and is dual-anchored by CF Industries Holdings, Inc. ("CF Industries") and Lundbeck, Inc. ("Lundbeck"), which each lease approximately 52% and 41% of the building, respectively. CF Industries and Lundbeck contributed rental income of approximately 47% and 43%, respectively, for the year ended December 31, 2011 and 49% and 43%, respectively, for the three months ended March 31, 2012.

CF Industries' and Lundbeck's leases expire in February 2017 and February 2022, respectively, but each has the right to extend the term of its lease for two additional five-year renewal periods at a negotiated market rate. Lundbeck also has an early termination right effective February 2018 to terminate its lease by providing 15 months written notice and by paying a $3.4 million termination fee.

5. Future Minimum Rental Commitments

At December 31, 2011, future minimum rental commitments for the years ended December 31 are as follows:

2012	$3,182,656
2013	3,200,475
2014	3,285,224
2015	3,276,495
2016	3,172,051
Thereafter	8,259,675
$24,376,576

Subsequent to December 31, 2011, CF Industries and Lundbeck will contribute approximately 35% and 61%, respectively, of the future minimum rental income from the leases in place at that date.

WELLS CORE OFFICE INCOME REIT, INC.

Summary of Unaudited Pro Forma Financial Statements
This pro forma information should be read in conjunction with the consolidated financial statements and notes thereto of Wells Core Office Income REIT, Inc. (the "Registrant") included in its annual report filed on Form 10-K for the year ended December 31, 2011 and its quarterly report filed on Form 10-Q for the three months ended March 31, 2012. In addition, this pro forma information should be read in conjunction with the financial statements and notes thereto of certain acquired properties included in this current report and various current reports previously filed on Form 8-K.
The following unaudited pro forma balance sheet as of March 31, 2012 has been prepared to give effect to the acquisition of the Four Parkway North Building as if the acquisition occurred on March 31, 2012. Other adjustments provided in the following unaudited pro forma balance sheet are comprised of certain pro forma financing-related activities, including, but not limited to, capital raised through the issuance of additional common stock through the acquisition date of the Four Parkway North Building and pay-down of acquisition-related debt subsequent to the pro forma balance sheet date.
The following unaudited pro forma statement of operations for the three months ended March 31, 2012 has been prepared to give effect to the acquisitions of the South Lake Building and the Four Parkway North Building as if the acquisitions occurred on January 1, 2011.
The following unaudited pro forma statement of operations for the year ended December 31, 2011 has been prepared to give effect to the acquisitions of the Westway I Building, the Duke Bridges I and II Buildings, the Miramar Centre II Building, the 7601 Technology Way Building, the Westway II Building, and the Franklin Center Building (the "2011 Acquisitions"), the South Lake Building, and the Four Parkway North Building as if the acquisitions occurred on January 1, 2011.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the 2011 Acquisitions, the South Lake Building, and the Four Parkway North Building been consummated as of January 1, 2011. In addition, the pro forma balance sheet includes pro forma allocations of the purchase price based upon preliminary estimates of the fair value of the assets acquired in connection with the acquisition of the Four Parkway North Building. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

WELLS CORE OFFICE INCOME REIT, INC.
PRO FORMA BALANCE SHEET
MARCH 31, 2012
(in thousands)
(unaudited)

	Wells Core Office Income REIT, Inc. Historical(a)	Pro Forma Adjustments
		Four Parkway North Building		Other		Pro Forma Total
Assets:
Real estate assets, at cost:
Land	$38,671	$3,718	(b)	$—		$42,389
Buildings and improvements, less accumulated depreciation	292,866	29,645	(b)	—		322,511
Intangible lease assets, less accumulated amortization	42,812	6,331	(b)	—		49,143
Construction in progress	3	—		—		3
Total real estate assets	374,352	39,694		—		414,046

Cash and cash equivalents	5,084	(550)	(c)	56,695	(d)	8,948
				(1,281)	(e)
				(51,000)	(f)
Tenant receivables	2,753	—		—		2,753
Prepaid expenses and other assets	1,241	7	(g)	—		1,248
Deferred financing costs, less accumulated amortization	2,870	—		—		2,870
Intangible lease origination costs, less accumulated amortization	14,685	1,206	(b)	—		15,891
Deferred lease costs, less accumulated amortization	1,442	—		—		1,442
Total assets	$402,427	$40,357		$4,414		$447,198

Liabilities:
Lines of credit	$132,000	$40,000	(h)	$(51,000)	(f)	$121,000
Notes payable	35,819	—		—		35,819
Accounts payable and accrued expenses	4,480	522	(i)	—		5,002
Due to affiliates	457	—		—		457
Distributions payable	728	—		—		728
Deferred income	2,839	—		—		2,839
Intangible lease liabilities, less accumulated amortization	1,046	—		—		1,046
Total liabilities	177,369	40,522		(51,000)		166,891

Redeemable Common Stock	3,303	—		—		3,303

Stockholders' Equity:
Common stock, $0.01 par value; 1,000,000,000 shares authorized; 11,285,884 shares issued and outstanding as of March 31, 2012	113	—		26	(d)	139
Additional paid-in capital	249,832	—		56,669	(d)	306,501
Cumulative distributions in excess of earnings	(24,887)	(165)	(j)	(1,281)	(e)	(26,333)
Redeemable common stock	(3,303)	—		—		(3,303)
Total stockholders' equity	221,755	(165)		55,414		277,004
Total liabilities, redeemable common stock, and stockholders' equity	$402,427	$40,357		$4,414		$447,198

(a) Historical financial information is derived from the Registrant's Quarterly Report filed on Form 10-Q as of March 31, 2012.
(b) Reflects the purchase price of the assets and liabilities obtained by the Registrant in connection with the respective acquisition, net of any purchase price adjustments.
(c) Represents cash used to fund purchase of the assets obtained by the Registrant in connection with the respective acquisition.
(d) Reflects capital raised through issuance of additional common stock subsequent to March 31, 2012 through July 2, 2012, net of organizational and offering costs, commissions and dealer-manager fees.
(e) Represents acquisition fees of 2.0% of gross offering proceeds raised described in note (d) above.
(f) Reflects pay down of acquisition-related borrowings using capital raised described in note (d) above.
(g) Reflects expenses related to the Registrant's ownership period that were prepaid by the seller and charged to the Registrant at closing.
(h) Represents amounts drawn on the Amended Regions Credit Facility that bears interest at rates equal to (1) LIBOR plus the applicable LIBOR margin or (2) the greater of (a) the prime rate announced by Regions Bank, (b) the Federal Funds Effective Rate plus 0.5% or (c) the 30-day LIBOR (adjusted daily) plus 1.0%, plus the applicable base rate margin. The applicable LIBOR margin may vary from 2.50% to 3.25% and the applicable base rate margin may vary from 1.50% to 2.25% based on our then-current leverage ratio.
(i) Consists primarily of real estate tax liability assumed at acquisition and accrued acquisition fees.
(j) Reflects the expensing of acquisition-related costs as required under GAAP.

The accompanying notes are an integral part of this statement.

WELLS CORE OFFICE INCOME REIT, INC.
PRO FORMA STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2012
(in thousands)
(unaudited)

		Pro Forma Adjustments
	Wells Core Office Income REIT, Inc. Historical(a)	South Lake Building		Four Parkway North Building		Pro Forma Total
Revenues:
Rental income	$7,370	$2,045	(b)	$675	(b)	$10,090
Tenant reimbursements	2,086	25	(c)	474	(c)	2,585
Other property income	—	—		36		36
	9,456	2,070		1,185		12,711
Expenses:
Property operating costs	2,859	542	(d)	458	(d)	3,859
Asset and property management fees:
Related party	714	170	(e)	77	(e)	961
Other	44	58	(f)	40	(f)	142
Depreciation	2,392	618	(g)	339	(g)	3,349
Amortization	1,439	397	(h)	268	(h)	2,104
General and administrative	967	—		—		967
Acquisition fees and expenses	2,076	—		—	(i)	2,076
	10,491	1,785		1,182		13,458
Real estate operating income (loss)	(1,035)	285		3		(747)
Other income (expense):
Interest expense	(1,617)	(12)	(j)	(5)	(j)	(1,634)
Interest and other income	—	—		—		—
	(1,617)	(12)		(5)		(1,634)

Income (loss) before income tax expense	(2,652)	273		(2)		(2,381)
Income tax expense	(45)	—		—		(45)
Net income (loss)	$(2,697)	$273		$(2)		$(2,426)
Per-share information - basis and diluted	$(0.27)					$(0.18)
Weighted-average common shares outstanding - basic and diluted	10,059					13,820
(a) Historical financial information is derived from the Registrant's Quarterly Report filed on Form 10-Q as of March 31, 2012.
(b) Rental income consists primarily of base rent and amortization of above-market lease assets. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2011.
(c) Consists of operating cost reimbursements from tenants as defined by the respective leases.
(d) Consists of property operating expenses, primarily made up of real estate taxes, insurance, utilities and maintenance and support services.
(e) Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis.
(f) Property management fees calculated based on each respective property's management agreement, if managed by a third party company.
(g) Depreciation expense is calculated using the straight-line method based on the purchase price allocated to each building over a 40-year life; tenant improvements over the shorter of the lease term or the useful life, and site improvements over a 15-year life.
(h) Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the lives of the respective leases.
(i) In connection with the purchase of the Four Parkway North Building, the Registrant incurred approximately $165,000 of acquisition-related costs which have been excluded from the Pro Forma results of operations for the three months ended March 31, 2012, as these amounts represent non-recurring charges.
(j) Represents additional interest expense that would have been incurred if the balance for the Amended Regions Credit Facility had an average outstanding balance of $121.0 million for the three months ended March 31, 2012, calculated using a weighted-average interest rate of approximately 3.05%.
The accompanying notes are an integral part of this statement.

WELLS CORE OFFICE INCOME REIT, INC.
PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
(in thousands)
(unaudited)

	Wells Core Office Income REIT, Inc. Historical(a)	Pro Forma Adjustments
		2011 Acquisitions		South Lake Building		Four Parkway North Building		Pro Forma Total
Revenues:
Rental income	$13,520	$13,384	(b)	$9,168	(b)	$2,690	(b)	$38,762
Tenant reimbursements	4,999	3,267	(c)	111	(c)	1,529	(c)	9,906
Other property income	—	—		—		114		114
	18,519	16,651		9,279		4,333		48,782
Expenses:
Property operating costs	6,567	4,904	(d)	2,430	(d)	1,789	(d)	15,690
Asset and property management fees:
Related party	1,281	1,408	(e)	682	(e)	307	(e)	3,678
Other	157	252	(f)	259	(f)	125	(f)	793
Depreciation	4,484	4,557	(g)	2,770	(g)	1,357	(g)	13,168
Amortization	2,480	3,025	(h)	1,780	(h)	1,072	(h)	8,357
General and administrative	2,944	—		—		—		2,944
Acquisition fees and expenses	6,785	—		—	(i)	—	(i)	6,785
	24,698	14,146		7,921		4,650		51,415
Real estate operating income (loss)	(6,179)	2,505		1,358		(317)		(2,633)
Other income (expense):
Interest expense	(3,804)	(2,043)	(j)	(735)	(j)	(331)	(j)	(7,183)
		(270)	(k)
Interest and other income	3	—		—		—		3
	(3,801)	(2,313)		(735)		(331)		(7,180)

Income (loss) before income tax expense	(9,980)	192		623		(648)		(9,813)
Income tax expense	(92)	—		—		—		(92)
Net income (loss)	$(10,072)	$192		$623		$(648)		$(9,905)
Per-share information - basis and diluted	$(2.26)							$(0.72)
Weighted-average common shares outstanding - basic and diluted	4,452							13,820
(a) Historical financial information is derived from the Registrant's Annual Report filed on Form 10-K as of December 31, 2011.
(b) Rental income consists primarily of base rent and amortization of above-market lease assets and below-market lease liabilities. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2011.
(c) Consists of operating cost reimbursements from tenants as defined by the respective leases.
(d) Consists of property operating expenses, primarily made up of real estate taxes, insurance, utilities and maintenance and support services.
(e) Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis.
(f) Property management fees calculated based on each respective property's management agreement, if managed by a third party company.
(g) Depreciation expense is calculated using the straight-line method based on the purchase price allocated to each building over a 40-year life; tenant improvements over the shorter of the lease term or the useful life, and site improvements over a 15-year life.
(h) Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the lives of the respective leases.
(i) In connection with the purchase of the South Lake Building and the Four Parkway North Building, the Registrant incurred acquisition-related costs of approximately $753,000 and $165,000, respectively, which have been excluded from the Pro Forma results of operations for the year ended December 31, 2011, as these amounts represent non-recurring charges.
(j) Represents additional interest expense that would have been incurred if the balance for the Amended Regions Credit Facility had an average outstanding balance of $121.0 million for the year ended December 31, 2011, calculated using a weighted-average interest rate of approximately 4.09%.
(k) Represents additional interest expense that would have been incurred if the $24.9 million outstanding related to the Technology Way Loan had been entered into as of January 1, 2011, calculated using an interest rate of approximately 2.24%, which represents an average LIBOR rate of 0.24% plus an applicable margin of 200 bps.

The accompanying notes are an integral part of this statement.